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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 19, 2004
                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

          GEORGIA                      000-28000                   58-2213805
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                         600 GALLERIA PARKWAY, SUITE 100
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

To promote retention of key employees during the Company's exploration of strategic alternatives, among other goals, on October 19, 2004, the Company's Compensation Committee approved a program under which the Company intends to modify employment and compensation arrangements with certain management employees, including the executive officers identified in the table below. Under the program, the officers will be offered additional benefits related to certain change of control events if they agree to more stringent restrictive covenants. Individual agreements will not be effective until signed.

----------------------------- --------------------------------------------------
NAME                          TITLE
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
John M. Cook                  Chairman, President and Chief Executive Officer
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
John M. Toma                  Vice Chairman
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
James E. Moylan, Jr.          Executive Vice President, Finance, Chief Financial
                              Officer and Treasurer
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
Richard J. Bacon              Executive Vice President, International Operations
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
James L. Benjamin             Executive Vice President, U.S. Operations
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
Eric D. Goldfarb              Executive Vice President and Chief Information
                              Officer
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
Paul H. van Leeuwen           Executive Vice President, Business Development
----------------------------- --------------------------------------------------
----------------------------- --------------------------------------------------
Marie A. Neff                 Executive Vice President, Human Resources
----------------------------- --------------------------------------------------

Neither the Company nor any of its affiliates has any material relationship with any of the officers other than the officers' positions with the Company (or as a shareholder), pursuant to the agreements described herein, and as described in the Company's proxy statement filed April 16, 2004.

                            AGREEMENT WITH MR. COOK.

Under the approved revision (the "2004 Cook Amendment") to Mr. Cook's Employment Agreement, Mr. Cook will agree to more stringent restrictive covenants. The new covenants impose heightened requirements related to confidentiality and non-use of Company trade secrets and intellectual property, non-solicitation of customers and employees, and non-competition with the Company. The 2004 Cook Amendment will eliminate a provision in Mr. Cook's pre-existing Employment Agreement requiring reduction of certain payments received following a change of control if those payments (when aggregated with other similar payments and benefits) would, absent such reduction, have exceeded the threshold provided under applicable tax laws regarding "golden parachute" payments (and would have thus resulted in an excise tax). The 2004 Cook Amendment will also provide for a gross-up payment equal to any excise tax incurred due to having exceeded such threshold, plus the income tax and any additional tax incurred as a result of the gross-up payment. Apart from eliminating such reduction and adding the gross-up provision, the 2004 Cook Amendment does not provide for any new compensatory benefits. Based on information currently available, the Company does not believe it probable that such a gross-up payment will be required. The 2004 Cook Amendment will provide for liquidated damages in the event that the noncompete or anti-solicitation restrictive covenants are breached. The amount of liquidated damages will vary with the duration of the violation and be subject to a ceiling on the amount payable which is equal to the amount of any



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termination  payments  received  by Mr.  Cook  from the  Company.  In all  other respects, Mr. Cook's pre-existing Employment Agreement remains in full force and effect.

             AGREEMENTS WITH MR. TOMA AND EXECUTIVE VICE PRESIDENTS.

The Compensation Committee also approved revisions (the "Amendments") to the employment arrangements of Mr. Toma and the Executive Vice Presidents (together, the "Key Officers") containing heightened restrictive covenants substantially similar to Mr. Cook's. The Amendments will entitle the Key Officers to certain payments upon a change of control ("Transaction Success Fees"). The Amendments supersede the provisions of the Key Officers' pre-existing Employment Agreements as they relate to termination payments and, except as to Mr. Moylan's Amendment, increase the amount of such payments under certain circumstances upon or soon following a change of control. The Amendments also provide for restricted stock awards of 40,000 shares to each of the Key Officers except Mr. Moylan. Mr. Cook will not receive any restricted stock or a Transaction Success Fees.

Transaction Success Fees. A "Transaction Success Fee" is payable only if a change of control occurs before a particular date set forth in the Amendment. The amount of the Transaction Success Fee will be a minimum of 50% and a maximum of 150% of the officer's current annual base salary, and will vary with the per share price received by the Company shareholders upon the change of control.

Payment of the Transaction Success Fee is subject to continued service conditions as follows:

o One-third of the Transaction Success Fee will be payable within 30 days after the 6-month anniversary of the change of control, if the individual is employed by the Company or its successor or affiliates on the 6-month anniversary.
o The remaining two-thirds will be payable within 30 days after the 1-year anniversary, if the individual is so employed on the 1-year anniversary.
o If the individual is not offered a job equivalent to his or her current position following the change of control, but has remained in service with the company through the change of control, he or she will be entitled to payment of the entire amount within 30 days after the change of control.
o If the individual remains employed following the change of control, but he or she is terminated without cause (as defined in the Amendment) or terminates his or her employment for good reason (as defined in the Amendment) during the 12-month period following the change of control, he or she will be entitled to any or all of the transaction success fee not yet paid within 30 days following such termination.

Payment amounts and dates are subject to adjustment in the event that payments to Company shareholders in connection with the transaction are subject to post-closing conditions.

If an  individual  is  terminated  for  cause,  as that term is  defined  in the



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Agreement,  prior  to the due  date  for an  installment,  that  installment  is forfeited. However, if an individual is terminated for cause after payment of the first installment but prior to payment of the second installment, he or she is not obligated to refund the previously paid installment.

Termination Payments. The Amendments will replace the provisions of the Key Officers' Employment Agreements relating to termination payments in their entirety. Following the Amendments, termination payments for the Key Officers (except Mr. Toma and Mr. Moylan) will be payable as set forth below.

o If the Key Officer is not offered a job equivalent to his or her current position following a change of control that occurs prior to a specified date, or if he or she terminates employment for good reason (or is terminated without cause) during the first 6 months following such a change of control, he or she will be entitled to a termination payment equal to two times annual base salary, payable in equal bi-weekly installments over the 2-year period beginning 6 months following the change of control;
o If the Key Officer terminates his or her employment for good reason, or his or her employment is terminated without cause, after the 6-month anniversary, but on or before the 1-year anniversary, of any such change of control, he or she will be entitled to a payment equal to one and one-half times annual base salary, payable in equal bi-weekly installments over the 18-month period beginning 6 months following termination of employment; and
o If the Key Officer terminates his or her employment for good reason, or his or her employment is terminated without cause prior to any such change of control or following the 1-year anniversary of any such change of control, the Key Officer will be entitled to termination payments under substantially the same terms as provided under his or her pre-existing employment agreement.

     Mr. Toma's entitlement to termination payments is unchanged from his pre-existing employment agreement.

     Payment of bi-weekly installments will begin immediately upon a change of control or termination of employment (as applicable), without the 6-month delay otherwise provided, if the American Jobs Creation Act of 2004 is interpreted to permit elimination of the delay.

     Mr. Moylan's entitlement to termination payments remains the same as was provided in his pre-existing Employment Agreement.

     Restricted Stock Awards. The Amendments, except for Mr. Moylan's, will also provide for restricted stock awards representing 40,000 shares of the Company's common stock to be granted to each officer.

     The restricted stock awards will be subject to service-based cliff vesting. The restricted awards vest 3 years following the date of grant, subject to early vesting upon a change of control, death, disability, or involuntary termination of employment without cause. The restricted awards are



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     forfeited if the recipient voluntarily  terminates his or her employment by the Company (or a subsidiary, affiliate or successor thereof) prior to vesting. Certificates representing the shares to be issued pursuant to the restricted awards will be held in escrow by the Company and are generally nontransferable until vesting. During the vesting period, the award recipients will be entitled to receive dividends with respect to the escrowed shares and to vote the shares.

     Liquidated Damages. The Amendments will provide for liquidated damages in the event that the noncompete or anti-solicitation restrictive covenants are breached. The amount of liquidated damages will vary with the duration of the violation and be subject to a ceiling on the amount payable which is equal to the sum of any termination payments received from the Company plus the value of any restricted stock received in conjunction with the Amendment.

     Cut-Back of Benefits. The Amendments will provide that the benefits to which an officer is otherwise entitled thereunder will be reduced if they (when aggregated with other similar payments and benefits) would otherwise exceed the golden parachute threshold so as to result in an excise tax being imposed on the officer under the "golden parachute" tax laws.

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Future events could differ significantly from the expectations of management expressed or implied in this report. In particular, whether Mr. Cook would be entitled to a gross-up payment is subject to a number of uncertainties including the United States laws and regulations governing taxation then in effect, whether the Company experiences a change of control, and the price paid to Company shareholders in connection with any such change of control, which in turn is likely to be affected by a variety of factors affecting the market generally and the Company's common stock in particular. The Company is unable to predict if or when a change of control could or would take place. Whether or not a change of control takes place depends upon such factors as the outcome of the Company's evaluation of strategic alternatives, the Company's future financial performance, the performance of the market in general, and other factors described in the section entitled "Risk Factors" in the Company's Form 10-K filed March 5, 2004 with the Securities and Exchange Commission. The Company disclaims any obligation or duty to update or modify these forward-looking statements.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PRG-SCHULTZ INTERNATIONAL, INC.



Date: October 25, 2004               By:   /s/Clinton McKellar, Jr.
                                           Clinton McKellar, Jr.
                                           General Counsel and Secretary



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